UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FULCRUM THERAPEUTICS, INC.

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(Name of person(s) filing proxy statement, if other than the registrant)

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26 Landsdowne Street

Cambridge, Massachusetts 02139

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2021

Dear Stockholders:

You are cordially invited to virtually attend the 2021 annual meeting of stockholders, or the Annual Meeting, of Fulcrum Therapeutics, Inc. The Annual Meeting will be held via the Internet at a virtual audio web conference at www.proxydocs.com/FULC on Wednesday, June 9, 2021 at 9:00 a.m., Eastern time.

Only stockholders who owned shares of our common stock at the close of business on April 12, 2021 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.

Election of three Class II directors, James Collins, James Geraghty and Bryan Stuart, nominated by our board of directors, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders;

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during and shortly before the online meeting. In order to attend the meeting and vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of Monday, June 7, 2021 at 5:00 p.m., Eastern time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to attend the Annual Meeting, vote your shares and submit questions. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is available for viewing, printing and downloading at www.proxydocs.com/FULC. The board of directors recommends that you vote “FOR” each of the Class II directors (Proposal 1) and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal 2) as outlined in the attached proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2020, or the 2020 Annual Report. We will mail the Notice of Availability on or about April 29, 2021, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2020 Annual Report, and a form of proxy card.

Your vote is important regardless of the number of shares you own. Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting www.proxypush.com/FULC, by telephone by calling 866-390-9953 and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting.

A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record during the Annual Meeting using the unique link provided via email following the completion of registration. Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By Order of the Board of Directors,

Bryan Stuart President and Chief Executive Officer

Cambridge, MA

April 29, 2021

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and our 2020 Annual Report , which includes our annual report on Form 10-K for the fiscal year ended December 31, 2020, are available for viewing, printing and downloading at www.proxydocs.com/FULC. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at http://www.sec.gov.

FULCRUM THERAPEUTICS, INC.

PROXY STATEMENT

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL NO. 1—ELECTION OF THREE CLASS II DIRECTORS	7

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	11

CORPORATE GOVERNANCE	13

EXECUTIVE AND DIRECTOR COMPENSATION	20

TRANSACTIONS WITH RELATED PERSONS	30

PRINCIPAL STOCKHOLDERS	33

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	35

HOUSEHOLDING	35

STOCKHOLDER PROPOSALS FOR OUR 2022 ANNUAL MEETING	36

OTHER MATTERS	36

26 Landsdowne Street

Cambridge, Massachusetts 02139

(617) 651-8851

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2021

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders of Fulcrum Therapeutics, Inc., or the Annual Meeting, to be held on Wednesday, June 9, 2021 at 9:00 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.proxydocs.com/FULC. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.

The board of directors of Fulcrum is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Fulcrum,” “the Company,” “we,” “us,” “our” and similar terms refer to Fulcrum Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2020, or the 2020 Annual Report. We are sending the Notice of Availability on or about April 29, 2021, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2020 Annual Report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 9, 2021:

This proxy statement and our 2020 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/FULC.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.

the election of three Class II directors, James Collins, James Geraghty and Bryan Stuart, nominated by our board of directors, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders;

2.	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first two items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class II directors on our board of directors, each for a three-year term expiring at the 2024 annual meeting of stockholders; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card and our 2020 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of April 12, 2021 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 12, 2021, there were 32,677,486 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.

Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, are sending our stockholders and beneficial owners of our common stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and our 2020 Annual Report. We will send the Notice of Availability on or about April 29, 2021. Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and our 2020 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC.

Why is the Annual Meeting a Virtual, Online Meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxydocs.com/FULC in advance of the meeting. We have designed the virtual annual meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in person meeting, including the right to vote and ask questions during and shortly before the meeting through the virtual meeting platform.

How to Virtually Attend the Annual Meeting

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 7, 2021 at 5:00 p.m., Eastern time. You may attend the Annual Meeting online by following the instructions that you will receive once your registration is complete.

Online registration for the Annual Meeting will begin on April 29, 2021, and you should allow ample time for the online registration. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and you will have the ability to submit questions. Please be sure to following the instructions you will receive once your registration is complete.

The Annual Meeting will start at 9:00 a.m., Eastern time, on June 9, 2021. You may log on to the virtual meeting starting one hour before it begins. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 8:00 a.m., Eastern time, on June 9, 2021. If you encounter any difficulties accessing the virtual Annual Meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

How to Vote

If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:

•

By Telephone Prior to the Annual Meeting. You may transmit your proxy prior to the Annual Meeting over the phone by calling 866-390-9953 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.

•

Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxypush.com/FULC.

•	By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

•

Online during the Annual Meeting. In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 7, 2021 at 5:00 p.m., Eastern time. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on June 8, 2021, and mailed proxy cards must be received by 11:59 p.m. Eastern time on June 8, 2021 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in “street name”, you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders who have registered to attend the meeting by June 7, 2021 at 5:00 p.m., Eastern time, using the process described above may vote during the meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on June 9, 2021, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/FULC, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxydocs.com/FULC in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of stockholders as of the close of business on the record date will be available for examination by the stockholders during the Annual Meeting using the unique link provided via email following the completion of registration for the Annual Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

The election of directors (Proposal No. 1) is a matter considered non-discretionary under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2) is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 2.

Votes Required to Elect a Director and to Ratify Appointment of Ernst & Young LLP

A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast or vote on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no have no effect on the voting on Proposal No. 1.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2).

Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 2. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 2.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date.

Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote before the vote is taken at the Annual Meeting:

•

by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;

•	by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or

•	by delivering a written revocation to our corporate secretary before the annual meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.

Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Emerging Growth Company

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We may remain an emerging growth company until December 31, 2024, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1.07 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. We also would cease to be an emerging growth company if we issue more than $1 billion of non-convertible debt over a three-year period.

PROPOSAL NO. 1—ELECTION OF THREE CLASS II DIRECTORS

Our board of directors currently consists of eight members. Effective March 31, 2021, Robert Gould resigned as our president and chief executive officer and will remain as a member of the board of directors. Effective March 31, 2021, Bryan Stuart was promoted from our chief operating officer to our president and chief executive officer and was appointed to our board of directors. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Alan Ezekowitz and Mark Levin, and their term expires at the annual meeting of stockholders to be held in 2023;

•	the Class II directors are James Collins, James Geraghty and Bryan Stuart, and their term expires at the Annual Meeting; and

•	the Class III directors are Katina Dorton, Robert Gould and Kate Haviland, and their term expires at the annual meeting of stockholders to be held in 2022.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated James Collins, James Geraghty and Bryan Stuart for election as Class II directors at the Annual Meeting. Messrs. Collins, Geraghty, and Stuart are all presently directors, and have indicated a willingness to continue to serve as directors, if elected.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.

Nominees for Election as Class II Directors

Biographical information as of March 31, 2021, including principal occupation and business experience during the last five years, for our nominees for election as Class II directors at our Annual Meeting is set forth below.

James J. Collins, Ph.D., age 55, has served on our board of directors since January 2017. Dr. Collins has served as the Termeer Professor of Medical Engineering and Science in the Institute for Medical Engineering and Science and the Department of Biological Engineering at MIT since December 2014. Prior to his joining MIT, from October 1990 to November 2014, Dr. Collins served as a professor in biomedical engineering at Boston University. Dr. Collins received a B.S. in Physics from the College of the Holy Cross and a doctorate in Medical Engineering from the University of Oxford. From 1987 to 1990, he was a Rhodes Scholar. We believe Dr. Collins’ extensive industry expertise qualifies him to serve on our board of directors.

James Geraghty, age 66, has served on our board of directors since July 2016. Mr. Geraghty is an industry leader with over 30 years of strategic and leadership experience. Mr. Geraghty currently serves as chairman of the board of directors of Orchard Therapeutics plc, Idera Pharmaceuticals, Inc., or Idera, and Pieris Pharmaceuticals, Inc., each publicly traded companies, and as a member of the board of directors of Voyager Therapeutics, Inc., or Voyager, a publicly traded company. From May 2013 to December 2016, Mr. Geraghty was an Entrepreneur in Residence at Third Rock Ventures, a leading biotech venture and company-formation fund. From April 2011 to December 2012, Mr. Geraghty served as a senior vice president of Sanofi, a global healthcare company. Prior to that, he served in various senior management roles at Genzyme Corporation, or Genzyme, a biotechnology company, including as senior vice president, international development, president of Genzyme Europe, and chief executive officer of Genzyme Transgenics. He previously served as chairman of the board of Juniper Pharmaceuticals, Inc. and as a director of bluebird bio Inc.. Mr. Geraghty received a B.A. in English from Georgetown University, an M.S. in Psychology from the University of Pennsylvania and a J.D. From Yale Law School. We believe Mr. Geraghty’s public company board and management experience and his broad and deep knowledge of the industry in which we operate qualifies him to serve on our board of directors.

Bryan Stuart, age 44, has served as our president and chief executive officer and as a member of our board of directors since March 2021, and served as our chief operating officer from December 2018 to March 2021. Prior to joining our company, Mr. Stuart served as president and chief executive officer of Yarra Therapeutics, LLC from December 2017 to August 2018 and as president and chief executive officer of Kastle Therapeutics, LLC from July 2015 to March 2017, both companies focused on developing therapies for rare diseases. Mr. Stuart was the chief business officer of Civitas Therapeutics, Inc., a biopharmaceutical company, from August 2012 to October 2014. He previously led business development, corporate development and strategy at EKR Therapeutics Inc. (acquired by Chiesi Farmaceutici S.p.A.) and Ovation Pharmaceuticals Inc. (acquired by Lundbeck A/S). Mr. Stuart began his career as a healthcare investment banker at William Blair & Company. Mr. Stuart received an MBA from the Kellogg School of Management at Northwestern University and a B.S. from the University of Illinois. We believe that Mr. Stuart is qualified to serve on our board of directors due to his extensive knowledge of our company and his significant background in working with life sciences companies.

The board of directors recommends voting “FOR” the election of James Collins, James Geraghty and Bryan Stuart as Class II directors for a three-year term ending at the annual meeting of stockholders to be held in 2024.

Directors Continuing in Office

Biographical information as of March 31, 2021, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class I Directors

Alan Ezekowitz, MBChB, D.Phil, age 67, has served on our board of directors since December 2016. Dr. Ezekowitz has served as a venture partner at Third Rock Ventures, LLC since December 2019. Dr. Ezekowitz served as the president and chief executive officer of Abide Therapeutics, Inc., or Abide, a biopharmaceutical company that he co-founded, from 2011 to May 2019, when Abide was acquired by H. Lundbeck A/S. Prior to founding Abide, Dr. Ezekowitz was the senior vice president and franchise head for disease areas including bone, respiratory, immunology, muscle, dermatology and urology at Merck Research Laboratories, or Merck, a healthcare company, from March 2006 to March 2011. Prior to joining Merck, Dr. Ezekowitz was the Charles Wilder Professor of Pediatrics at the Harvard Medical School from June 1995 to March 2005 and served as the chief of pediatric services at the Massachusetts General Hospital for Children and the Partners Healthcare System. Additionally, he directed the Laboratory of Developmental Immunology at Massachusetts General Hospital. Dr. Ezekowitz received his medical training at the University of Cape Town in South Africa and received a Doctor of Philosophy degree from Oxford University. We believe Dr. Ezekowitz’s leadership experience in the life sciences industry qualifies him to serve on our board of directors.

Mark Levin, age 70, has served as a member of our board of directors since August 2015, as chairman of our board of directors since August 2016 and as executive chairman since March 2021. Mr. Levin currently serves as a partner at Third Rock Ventures, LLC, which he co-founded in 2007. Mr. Levin served as our interim president and chief executive officer from August 2015 to July 2016. He serves as a member of the board of directors of Voyager, a biotechnology company. Mr. Levin received both a B.S. and an M.S. in Chemical and Biochemical Engineering from Washington University in St. Louis. We believe Mr. Levin’s experience working with and serving on the boards of directors of life sciences companies and his experience working in the venture capital industry qualifies him to serve on our board of directors.

Class III Directors

Katina Dorton, age 63, has served on our board of directors since January 2020. Ms. Dorton has served as chief financial officer of Nodthera Limited, a therapeutics company, since November 2020. Ms. Dorton previously served as executive vice president and chief financial officer at Repare Therapeutics, an oncology company focused on DNA damage repair and synthetic lethality, from April 2019 to December 2019 and prior to that, as chief financial officer at AVROBIO, Inc., a gene therapy company focused on rare disease, from August 2017 to December 2018. Ms. Dorton also served as chief financial officer of Immatics GmbH, a biotechnology company, from 2015 to 2017. Prior to that, Ms. Dorton served as the principal owner of Doric LLC, an advisory firm, from 2011 to 2015, where she provided consulting services to public and private companies in the areas of mergers and acquisitions and strategic finance. Prior to that, she was a Managing Director at Morgan Stanley and a Managing Director at Needham & Co. She also served as an attorney in private practice at Sullivan & Cromwell. Ms. Dorton currently is on the board of directors of US Ecology, Inc., an environmental services company. Ms. Dorton served on the board of directors of Pandion Therapeutics, Inc., a biopharmaceutical company, from December 2020 until its acquisition by Merck & Co., Inc in April 2021. Ms. Dorton holds a J.D. from the University of Virginia School of Law, an M.B.A. from George Washington University and a B.A. from Duke University. We believe Ms. Dorton’s extensive experience working with life sciences companies qualifies her to serve on our board of directors.

Robert J. Gould, Ph.D., age 66, has served as a member of our board of directors since July 2016 and served as our president and chief executive officer from July 2016 to March 2021. Dr. Gould previously served as president and chief executive officer of Epizyme, Inc., or Epizyme, a biopharmaceutical company, from March 2010 to September 2015. Prior to joining Epizyme, he served as director of novel therapeutics at the Broad Institute of Massachusetts Institute of Technology, or MIT, and Harvard, a research institute, from December 2006 to March 2010. Dr. Gould spent 23 years at Merck, a healthcare company, where he held a variety of leadership positions, culminating in the role of vice president, licensing and external research. Dr. Gould served as a member of the board of directors of Epizyme from March 2010 to March 2016. Dr. Gould received a B.A. from Spring Arbor University and a Ph.D. from the University of Iowa and completed postdoctoral studies at the Johns Hopkins University. We believe that Dr. Gould’s extensive leadership experience in the life sciences industry and his extensive knowledge of our company based on his previous role as our chief executive officer qualify him to serve on our board of directors.

Kate Haviland, age 45, has served on our board of directors since June 2018. Ms. Haviland has served as chief operating officer of Blueprint Medicines Corporation, or Blueprint, a precision therapy company, since February 2019. Prior to her serving as chief operating officer, Ms. Haviland served as chief business officer of Blueprint from January 2016 to January 2019. Prior to that, from April 2014 to December 2015, Ms. Haviland served as vice president, rare diseases and oncology program leadership at Idera, a clinical-stage biopharmaceutical company, where she oversaw all aspects of the product development strategy for Idera’s rare disease and oncology pipeline programs, including preclinical research, manufacturing and drug supply, regulatory affairs, clinical development and execution and commercial planning. Prior to joining Idera, from June 2012 to April 2014, Ms. Haviland served as head of commercial development at Sarepta Therapeutics, Inc., a commercial-stage biopharmaceutical company, where she was responsible for product development and commercial planning and for cultivating relationships with key opinion leaders and patient advocacy groups. In addition, Ms. Haviland previously served as executive director of commercial development at PTC Therapeutics, Inc., a biopharmaceutical company, from March 2007 to June 2012 and held corporate development and project management roles at Genzyme, a biotechnology company, from July 2005 to April 2007. Ms. Haviland received a B.A. from Wesleyan University with a double major in biochemistry/molecular biology and economics and an M.B.A. from Harvard Business School. We believe Ms. Haviland’s extensive experience working with life sciences companies qualifies her to serve on our board of directors.

Executive Officers Who Are Not Directors

Biographical information as of March 31, 2021 for our executive officers who are not directors is listed below.

Judith A. Dunn, Ph.D., age 57, has severed as our president, research and development since April 2021. Dr. Dunn has served as an entrepreneur-in-residence at Atlas Venture, a venture capital firm, since June 2018, where she has supported the development of new companies targeting areas of unmet need in neuroscience. Prior to joining Atlas Venture, she served as vice president, clinical development at F. Hoffman-La Roche AG, a healthcare company, from January 2013 to January 2018 and as the Head of Roche Innovation Center from 2013 to 2018. Dr. Dunn also served as the executive medical director, CNS clinical development (Ph I-III) at Sepracor, Inc. (now Sunovion Pharmaceuticals Inc.) from 2005 to 2010 and in a number of roles at Pfizer Inc. from 1997 to 2005. She supported the establishment of the Empire Discovery Institute, a New York State initiative to support progression of early stage research to clinical application. She has served as a member of the board of directors of Seelos Therapeutics, Inc., a publicly traded biopharmaceutical company, since May 2020. Dr. Dunn received a Postdoctoral Fellowship in New Drug Development from Pfizer Inc., a Training Fellowship in Neuropharmacology from the Center for Brain Research, a Doctor of Philosophy, Developmental Neurobiology from Wesleyan University and a B.S. in Neurobiology from the University of Rochester.

Christopher Moxham, Ph.D., age 53, has served as our chief scientific officer since February 2021, and served as our senior vice president, discovery from January 2019 to February 2021. Previously, Dr. Moxham spent over 20 years at Eli Lilly and Company, a pharmaceutical company, including as vice president, quantitative biology from January 2015 to January 2019. Dr. Moxham serves on the external review boards of the Long Island Bioscience Hub and the Alzheimer’s Drug Discovery Foundation. Dr. Moxham received a B.S. in Biological Sciences from Cornell University and his Ph.D. in Molecular and Cellular Pharmacology from the State University of New York at Stony Brook. Dr. Moxham also conducted postdoctoral training at SUNY Stony Brook under the sponsorship of the National Institutes of Health.

Curtis Oltmans, J.D., age 57, has served as our general counsel since November 2020. Mr. Oltmans previously served as vice president, head of litigation for DaVita, Inc., or DaVita, a healthcare company, from June 2019 to November 2020. Prior to joining DaVita, he served as general counsel for Array BioPharma, a biopharmaceutical company which was acquired by Pfizer Inc. Prior to joining Array BioPharma, Mr. Oltmans served as the US general counsel for Novo Nordisk, a pharmaceutical company. Mr. Oltmans is on the board of directors of Avenue Therapeutics, Inc., a therapeutics company. Mr. Oltmans earned a B.A. in Political Science from the University of Nebraska and a J.D. from the University of Nebraska College of Law.

There is no arrangement or understanding between any of our directors or executive officers and any other person or persons pursuant to which he or she was or is to be selected as a director or executive officer.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst & Young LLP has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019.

Fee Category	2020	2019
Audit fees (1)	$483,300	$1,091,000
Audit related fees	—	—
Tax fees (2)	$42,900	$22,360
All other fees	—	—

Total fees	$526,200	$1,113,360

(1)

“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our IPO that was completed in July 2019 and other professional services provided in connection with regulatory filings or engagements.

(2)	“Tax fees” consist of fees for professional services, including tax compliance, advice and tax planning.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2020 and 2019 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.

•

Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors is considered.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2022 Annual Meeting.”

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2021, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Stuart and Dr. Gould, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Stuart is not an independent director under these rules because he is our president and chief executive officer. Dr. Gould is not an independent director under these rules because he was previously our president and chief executive officer.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, the compensation committee, the nominating and corporate governance committee and the science and technology committee is posted on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.

Audit Committee

The members of our audit committee are Katina Dorton, James Geraghty and Kate Haviland, and Katina Dorton serves as the chair of the audit committee. Alan Ezekowitz served as the chair of the audit committee until January 2, 2020, at which time Katina Dorton joined the audit committee as chair. Our audit committee met four times during 2020. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our risk assessment and risk management policies;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Katina Dorton is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee

The members of our compensation committee are Alan Ezekowitz, Kate Haviland and Katina Dorton, and Alan Ezekowitz serves as chair of the compensation committee. James Geraghty served as a member of our compensation committee and Mark Levin served as the chair of compensation committee until the committee was reconstituted on January 23, 2020, at which time Kate Haviland and Kate Dorton joined the committee and Alan Ezekowitz became the chair. Our compensation committee met four times during 2020. Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and

•	preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are James Geraghty, James Collins and Mark Levin, and Mr. Geraghty serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee took all actions in 2020 by written consent without a meeting. Our nominating and corporate governance committee’s responsibilities include:

•	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board of directors corporate governance principles; and

•	overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Science and Technology Committee

The members of our science and technology committee are James Collins, Alan Ezekowitz Mark Levin and Robert J. Gould, who joined the committee in March 2021, and Dr. Collins serves as chair of the science and technology committee. The science and technology committee assists our board’s oversight of our research activities and assists us in evaluating science and technology issues. Our science and technology committee’s responsibilities include:

•	reviewing, evaluating, and advising our board of directors and management regarding our long-term strategic goals and objectives and the quality and direction of our research and development programs;

•	monitoring and evaluating trends in research and development, and recommending to our board of directors and management emerging technologies for building the company’s technological strength;

•	recommending approaches to acquiring and maintaining technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and capital);

•	advising our board of directors and management on the scientific aspects of business development transactions;

•	regularly reviewing our research and development pipeline; and

•	assisting our board of directors with its oversight responsibility for enterprise risk management in areas affecting our research and development.

Compensation Committee Interlocks and Insider Participation

During 2020, the members of our compensation committee were Alan Ezekowitz, Kate Haviland, Katina Dorton, Mark Levin (who served on such committee until January 23, 2020) and James Geraghty (who served on such committee until January 23, 2020). None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the current members, or members serving during 2020, of our compensation committee is, or has ever been, an officer or employee of our company, other than Mr. Levin, who previously served as our interim president and chief executive officer from August 2015 to July 2016.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met nine times during 2020. During 2020, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All then-serving directors attended our 2020 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:

•	the principal responsibility of our board of directors is to oversee our management;

•	a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our nominating and corporate governance committee will oversee an annual self-evaluation of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com.

Board Leadership Structure and Oversight of Risk

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chairman of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chairman of our board of directors is independent within the meaning of the Nasdaq listing rules.

We currently separate the roles of chief executive officer and chairman of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairman of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Our board of directors has appointed Mark Levin, an independent director, as executive chairman. Mr. Levin possesses valuable leadership skills and has an in-depth knowledge of our company, opportunities and challenges, and the board of directors believes he is the person best positioned to ensure that the time and attention of our directors is focused on the most critical matters.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. Our science and technology committee assists our board of directors in its oversight of our research activities and provides input to management on decisions regarding research strategy. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Anti-Hedging Policies

Our insider trading policy expressly prohibits all of our employees, including our executive officers, and our directors from engaging in any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Fulcrum Therapeutics, Inc.

26 Landsdowne Street

Cambridge, Massachusetts 02139

Attention: Board of Directors

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing online at https://www.whistleblowerservices.com/fulcrumtx or to our general counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139 or via the toll-free telephone number 855-718-8021.

EXECUTIVE AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for 2020. Our named executive officers for 2020 were Robert J. Gould, Bryan Stuart and Curtis Oltmans. This section also describes the material elements of compensation awarded to, earned by or paid to each of our non-employee directors.

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and our directors and is intended to place in perspective the data presented in the tables and narrative that follow.

Executive and Director Compensation Processes

Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. In designing our executive compensation program, our compensation committee considers compensation data for national and regional companies in the biotechnology/pharmaceutical industry provided by our independent compensation consultant to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2018, our compensation committee has retained Radford, part of the Rewards Solutions practice of Aon Plc, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. During 2020, our compensation committee directly retained Radford to advise the compensation committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards, and our compensation program for directors and Radford made recommendations with respect to the amount and form of executive and director compensation. Although our compensation committee considers the advice and guidance of Radford as to our executive compensation program and our director compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and our director compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

The compensation committee reviewed information regarding the independence and potential conflicts of interest of Radford, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Radford did not raise any conflict of interest.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During 2020, the compensation committee did not form or delegate authority to such subcommittees. In addition, under its charter, the compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to its 2019 Stock Incentive Plan to employees who are not directors or executive officers of the Company. During 2020, the compensation committee delegated authority to the then-current chief executive officer to grant certain stock options to non-executive employees.

Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option awards ($)(2)	Total ($)
Robert J. Gould	2020	535,000	240,750	2,240,600	3,016,350
President and Chief Executive Officer	2019	478,195	300,000	3,111,158	3,889,353

Bryan Stuart	2020	440,000	158,400	1,176,315	1,774,715
Chief Operating Officer	2019	406,823	183,015	645,122	1,234,960

Curtis Oltmans(3)	2020	33,977	50,000	1,273,390	1,357,367
General Counsel

(1)

Except where noted otherwise, the amounts reported in the “Bonus” column reflect discretionary annual cash bonuses paid to our named executive officers for their performance in 2020 and 2019, respectively.

(2)

The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on March 4, 2021, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(3)

Mr. Oltmans’ employment commenced in November 2020. The salary reported reflects the pro rata portion of Mr. Oltmans’ annualized salary of $390,000 that was earned during 2020. The bonus reflects a signing bonus that Mr. Oltmans received in connection with the commencement of his employment.

Narrative to Summary Compensation Table

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Base Salary. In 2019 and 2020, we paid Dr. Gould an annualized base salary of $478,195 and $535,000, respectively. In 2019 and 2020, we paid Mr. Stuart an annualized base salary of $406,823 and $440,000, respectively. In November 2020, in connection with the commencement of Mr. Oltmans’ employment, our board of directors set Mr. Oltmans annualized base salary at $390,000.

In January 2021, our board of directors set Dr. Gould’s 2021 annual base salary at $553,725 and Mr. Stuart’s 2021 annual base salary at $455,400. Mr. Oltmans’ annual base salary for 2021 remains $390,000. Effective March 31, 2021, Mr. Gould resigned as our president and chief executive officer and Mr. Stuart was appointed as our president and chief executive officer. In connection with such appointment, Mr. Stuart’s annual base salary was increased to $535,000.

Annual Bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our employment agreements with our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. From time to time, our board of directors has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance.

The 2020 target bonus amounts, expressed as a percentage of annual base salary, for our named executive officers were 50% for Dr. Gould and 40% for Mr. Stuart. The 2020 goals included development goals relating to advancing our product candidates for facioscapulohumeral muscular dystrophy and sickle cell disease, research goals relating to building a portfolio in genetically defined diseases and business operations goals relating to management of resources and stakeholder engagement. With respect to 2020 performance, our board of directors awarded bonuses of $240,750 and $158,400 to Dr. Gould and Mr. Stuart, respectively. Mr. Oltmans was not eligible for an annual bonus for 2020 since he commenced employment in November 2020.

In January 2021, our board of directors set 2021 target bonus amounts, expressed as a percentage of annual base salary, at 50% for Dr. Gould, 40% for Mr. Stuart, and 35% for Mr. Oltmans. In connection with Mr. Stuart’s appointment as our president and chief executive officer upon the resignation of Dr. Gould, Mr. Stuart’s 2021 target bonus amount was increased to 50%, effective as of March 31, 2021. Mr. Stuart’s bonus target for 2021 will be calculated on the basis of 40% of his base salary as of March 31, 2021, pro-rated for the first three months of 2021, and 50% of his increased base salary of $535,000, pro-rated for the remaining nine months of 2021.

Our board of directors awarded a signing bonus of $50,000 to Mr. Oltmans in connection with the commencement of his employment.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options.

In July 2019, upon the commencement of trading of our common stock on the Nasdaq Global Market, we granted options to purchase 107,142 and 28,571 shares of our common stock to Dr. Gould and Mr. Stuart, respectively. In January 2020, we granted options to purchase 200,000 and 105,000 shares of our common stock to Dr. Gould and Mr. Stuart, respectively, each vesting in equal quarterly installments over a term of four years from January 1, 2020.

In January 2021, we granted an option to purchase 134,376 shares of our common stock to Mr. Stuart and, in February 2021, we granted an option to purchase 269,390 shares of our common stock to Dr. Gould. These options vest in equal quarterly installments over a term of four years from January 1, 2021. In connection with the Mr. Stuart’s appointment as our president and chief executive officer, we granted Mr. Stuart an option to purchase 350,000 shares of our common stock, vesting in equal quarterly installments over a term of four years from March 31, 2021.

In December 2020, we granted an option to purchase 153,600 shares of our common stock to Mr. Oltmans in connection with the commencement of his employment. These options vest as to 25% of the shares underlying the award on the first anniversary of the grant date and as to an additional 6.25% of the original number of shares underlying the award quarterly thereafter. Mr. Oltmans was not eligible for an annual equity incentive award for his performance in 2020 due to his commencing employment late in 2020.

Prior to our initial public offering in July 2019, our executives were eligible to receive equity awards under our 2016 Stock Incentive Plan, as amended to date, or the 2016 Plan. Following our initial public offering, our employees and executives are eligible to receive stock options and other stock-based awards pursuant to our 2019 Stock Incentive Plan, or the 2019 Plan. Since our initial public offering, our named executive officers have solely received stock options for any equity awards granted to them.

None of our executive officers is currently party to an employment agreement that provides for the automatic award of restricted stock or stock options. We have granted restricted stock and option awards to our executive officers with time-based vesting. The restricted stock and option awards that we have granted to our executive officers in connection with commencement of employment typically become exercisable as to 25% of the shares underlying the award on the first anniversary of the grant date and as to an additional 6.25% of the original number of shares underlying the award quarterly thereafter. The restricted stock and option awards that we have granted to our executive officers at times other than in connection with employment typically become exercisable in equal quarterly installments over a term of four years from the applicable vesting commencement date. Vesting rights cease upon termination of employment and exercise rights for options generally cease shortly after termination. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

Prior to our initial public offering we granted stock options with exercise prices equal to the fair market value of our common stock on the date of grant as determined by our board of directors, based on a number of objective and subjective factors. The exercise price of all stock options granted after the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which we determine by reference to the closing market price of our common stock on the Nasdaq Global Market on the date of grant.

Outstanding Equity Awards at December 31, 2020

The following table sets forth information regarding all outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2020.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
Robert J. Gould	129,785	194,677	(2)	7.84	1/21/2029	2,679	(3)	31,371
	33,482	73,660	(4)	16.00	7/17/2029	20,090	(5)	235,254
	37,500	162,500	(6)	16.87	1/22/2030	—		—

Bryan Stuart	151,785	151,786	(7)	7.84	12/17/2028	—		—
	29,464	29,464	(7)	7.84	1/21/2029	—		—
	8,928	19,643	(4)	16.00	7/17/2029	—		—
	19,688	85,312	(6)	16.87	1/22/2030	—		—

Curtis Oltmans	—	153,600	(8)	11.82	12/2/2030	—		—

(1)	The market price of our common stock is based on the closing price of our common stock on the Nasdaq Global Market on December 31, 2020 of $11.71 per share.

(2)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2019, subject to continued service.

(3)	This restricted stock award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2017, subject to continued service.

(4)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of July 1, 2019, subject to continued service.

(5)	This restricted stock award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2018, subject to continued service.

(6)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2020, subject to continued service.

(7)

This option award vests over four years, with 25% of the shares vested on December 17, 2019 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.

(8)

This option award vests over four years, with 25% of the shares vested on November 30, 2021 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.

Employment Agreements

We have entered into written employment agreements with each of our named executive officers. In connection with Mr. Stuart’s appointment as our president and chief executive officer upon the resignation of Dr. Gould, we entered into a new employment agreement with Mr. Stuart effective March 31, 2021.

These employment agreements set forth the terms of the executive officer’s compensation, including base salary and annual performance bonus opportunity. In addition, the agreements provide that, subject to eligibility requirements under the plan documents governing such programs and our policies, the executive officers are eligible to participate in company-sponsored benefit programs that are generally available to all of our similarly-situated employees. Each executive officer will also be eligible to receive equity awards at such times and on such terms and conditions as the board of directors may determine.

Pursuant to their respective employment agreements, each of our named executive officers is entitled to an annual base salary as follows: Bryan Stuart is entitled to receive an annual base salary of $535,000 and Curtis Oltmans is entitled to receive an annual base salary of $390,000. Each named executive officer’s base salary is reviewed by our compensation committee and the board of directors on an annual or more frequent basis and is subject to change in the discretion of our board of directors or compensation committee. See “ – Narrative to Summary Compensation Table” for the 2020 and 2021 annual base salaries.

Under their respective employment agreements, each of our named executive officers is also eligible to earn an annual performance bonus, with a target bonus amount equal to a specified percentage of such officer’s annual base salary, based upon the board’s assessment of the executive’s performance and our attainment of targeted goals as set by the board of directors in its sole discretion. The bonus may be in the form of cash, equity award, or a combination of cash and equity. Under the terms of their respective employment agreements, Mr. Stuart is eligible for an annual discretionary bonus of up to 50% of his base salary and Mr. Oltmans is eligible for an annual discretionary bonus of up to 35% of his base salary. Each named executive officer’s bonus target percentage is reviewed by our compensation committee and the board of directors on an annual or more frequent basis and is subject to change in the discretion of our board of directors or compensation committee. See “– Narrative to Summary Compensation Table” for the 2020 target bonus percentages, the actual 2020 bonus payouts and the 2021 target bonus percentages.

Potential Payments upon Termination or Change in Control

The employment agreements and the employment of Mr. Stuart and Mr. Oltmans may be terminated as follows: (1) upon the death or “disability” (as disability is defined in the applicable employment agreement) of such executive officer; (2) at our election, with or without “cause” (as cause is defined in the applicable employment agreement); and (3) at such executive officer’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

Dr. Gould resigned as our president and chief executive officer effective March 31, 2021. During the period that Dr. Gould served as our president and chief executive officer he was entitled to the same severance benefits as stated below for Mr. Stuart.

Bryan Stuart

Mr. Stuart was appointed as our president and chief executive officer, effective March 31, 2021. Prior to that, Mr. Stuart served as our chief operating officer. In connection with his appointment as our president and chief executive officer, Mr. Stuart entered into a new employment agreement with us providing for, among other things, the following severance benefits.

In the event of the termination of Mr. Stuart’s employment by us without cause, or by him for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement), Mr. Stuart is entitled to his base salary that has accrued and to which he is entitled as of the termination date and other accrued benefits, collectively, the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 12 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

In the event of the termination of Mr. Stuart’s employment by us without cause, or by him for good reason, within 12 months following a change in control, Mr. Stuart is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Mr. Stuart is entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 18 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

If Mr. Stuart’s employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Stuart without good reason, our obligations under the employment agreement cease immediately, and Mr. Stuart is only entitled to the accrued obligations.

Curtis Oltmans

In the event of the termination of Mr. Oltmans’ employment by us without cause, or by such executive officer for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement) (collectively, a “non-change in control termination”), such executive officer is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, such executive officer is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 9 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 9 months following his date of termination.

In the event of the termination of Mr. Oltmans’ employment by us without cause, or by such executive officer for good reason, within 12 months following a change in control, such executive officer is entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, such executive officer is entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards become fully exercisable and non-forfeitable as of the termination date.

If Mr. Oltmans’ employment is terminated for any other reason, including as a result of such executive officer’s death or disability, for cause, or voluntarily by such executive officer without good reason, our obligations under the employment agreement cease immediately, and such executive officer is only entitled to the accrued obligations.

Employee Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

In connection with the employment agreements, each of our named executive officers has entered into a standard form agreement with respect to non-solicitation, confidential information and assignment of inventions.

Under their respective agreements, each named executive officer has agreed that we own all inventions that are developed by such executive officer during his employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services, (ii) result from tasks assigned to the executive officer by us or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us. Each named executive officer also agreed to provide us with a non-exclusive, royalty-free, paid-up, irrevocable, worldwide license for any prior inventions that such executive officer incorporates into any of our products, processes, machines or other works, in the course of such executive officer’s employment with us. Under their respective agreements, each named executive officer has further agreed not to solicit our employees, consultants, customers, business or prospective customers during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our discretionary match. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions, but to date we have not provided any employer matching contributions.

Director Compensation

The table below shows all compensation we paid to our non-employee directors during the year ended December 31, 2020.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)		Total ($)
James J. Collins	47,000	103,434		150,434
Katina Dorton(3)	55,000	188,986		243,986
Alan Ezekowitz	49,000	224,815	(4)	273,815
James Geraghty	50,500	103,434		153,934
Kate Haviland	47,500	103,434		150,934
Mark Levin	73,000	103,434		176,434

(1)

The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of ASC 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on March 4, 2021, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)

As of December 31, 2020, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director serving during 2020 was as follows: Dr. Collins, 22,141 shares; Ms. Dorton, 18,571 shares, Mr. Ezekowitz, 31,785 shares; Mr. Geraghty, 25,712 shares; Ms. Haviland, 42,141 shares; and Mr. Levin, 9,285 shares.

(3)	Ms. Dorton joined our board of directors in January 2020.

(4)

In November 2020, Mr. Ezekowitz assumed the temporary role of clinical advisor to our company following the resignation of our senior vice president, clinical development. In addition to the annual equity award that Mr. Ezekowitz received in 2020 under our director compensation program, Mr. Ezekowitz also received an option to purchase 15,000 shares of our common stock in connection with his role as clinical advisor.

Dr. Gould, one of our directors who served as our president and chief executive officer until March 31, 2021, did not receive any additional compensation for his service as a director while serving as our president and a chief executive officer. Dr. Gould is one of our named executive officers for 2020 and, accordingly, the compensation that we paid to Dr. Gould is discussed above under “—Summary Compensation Table” and “—Narrative to Summary Compensation Table.” Following Dr. Gould’s resignation as our president and chief executive, he continues to serve on our board of directors and joined our Science and Technology Committee effective March 31, 2021. Mr. Stuart was appointed as our president and chief executive officer and as a member of our board of directors, effective March 31, 2021. Mr. Stuart will not receive any additional compensation for his service as a director.

In June 2019, our board of directors approved a director compensation program that became effective on July 17, 2019. Under this director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receive additional retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chair Incremental Annual Fee
Board of Directors	$35,000	$30,000
Audit Committee	$7,500	$7,500
Compensation Committee	$5,000	$5,000
Nominating and Corporate Governance Committee	$4,000	$4,000
Science and Technology Committee	$4,000	$4,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, during 2020, under our director compensation program, each non-employee director received, upon his or her initial election or appointment to our board of directors, an option under our 2019 Plan to purchase 18,571 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after our 2020 annual meeting of stockholders, each non-employee director that served on our board of directors for at least six months received an option under the 2019 Plan to purchase 9,285 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option immediately prior to the Annual Meeting, subject to the non-employee director’s continued service as a director.

In January 2021, our board of directors approved a revised director compensation program, effective January 25, 2021. Under our revised director compensation program, each non-employee director will receive, upon his or her initial election or appointment to our board of directors, an option under our 2019 Plan to purchase 30,000 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive an option under the 2019 Plan to purchase 15,000 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director.

All options issued to our non-employee directors under our director compensation program are issued with exercise prices equal to the fair market value of our common stock on the Nasdaq Global Market on the date of grant and will become exercisable in full upon specified change in control events.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table contains information about our 2016 Plan, our 2019 Plan and our 2019 Employee Stock Purchase Plan, or 2019 ESPP, as of December 31, 2020.

	As of December 31, 2020
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2)(3)	2,962,347	$11.57	2,194,615
Equity compensation plans not approved by security holders	—	—	—
Total	2,926,347	$11.57	2,194,615

(1)	Includes the 2016 Plan, 2019 Plan and 2019 ESPP.

(2)

As of December 31, 2020, 1,728,616 shares of our common stock were available for issuance under the 2019 Plan. The number of shares reserved for issuance under the 2019 Plan will be increased on each January 1 through January 1, 2029 by the least of (i) 2,000,000 shares, (ii) 4% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. The shares of common stock underlying any awards that are expired, forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, repurchased or are otherwise terminated by us under the 2019 Plan or the 2016 Plan are added back to the shares of common stock available for issuance under the 2019 Plan. On January 1, 2021, the shares under the 2019 Plan were increased by 1,122,696 shares pursuant to the annual increase described above.

(3)

As of December 31, 2019, 465,999 shares of our common stock were available for issuance under the 2019 ESPP, including 24,351 shares of our common stock subject to purchase during the current purchase period which commenced on November 15, 2020 and ends on May 14, 2021. The number of shares reserved for issuance under the 2019 ESPP will be increased on each January 1 through January 1, 2029 by the least of (i) 428,571 shares, (ii) 1% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. On January 1, 2021, the shares under the 2019 ESPP were increased by 280,674 shares pursuant to annual increase described above.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2019 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Agreement with GSK

On February 8, 2019, we entered into a right of reference and license agreement with affiliates of GlaxoSmithKline plc, or GSK, pursuant to which GSK granted us a right of reference to certain investigational new drug applications filed with the U.S. Food and Drug Administration and controlled by GSK or its affiliates relating to losmapimod and an exclusive worldwide license under certain patent rights related to losmapimod. The agreement also provides us with an exclusive worldwide license to certain of GSK’s preclinical and clinical data with respect to losmapimod. As partial consideration for the right of reference and licenses granted under the agreement, we issued 12,500,000 shares of our Series B preferred stock to GSK at the time we entered into the right of reference and license agreement. Upon the closing of our initial public offering, all of the outstanding shares of our series B preferred stock converted into shares of our common stock.

Participation in Initial Public Offering

In July 2019, we completed our initial public offering in which we issued and sold an aggregate of 4,500,000 shares of our common stock at a price to the public of $16.00 per share. Certain holders of more than 5% of our voting securities at the time of our initial public offering and their affiliates purchased an aggregate of 850,000 shares of our common stock in the initial public offering. Each of those purchases was made through the underwriters at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Third Rock Ventures III, L.P.(1)	81,250	$1,300,000
Third Rock Ventures IV, L.P.(1)	81,250	$1,300,000
Foresite Capital Fund IV, L.P.	187,500	$3,000,000
FMR LLC(1)	500,000	$8,000,000

(1)	See “Principal Stockholders” for additional information about shares held by these entities.

Participation in Private Placement

In June 2020, we issued and sold to accredited investors in a private placement an aggregate of 4,029,411 shares of our common stock at a price of $17.00 per share. Certain holders of more than 5% of our voting securities at the time of the private placement and their affiliates purchased an aggregate of 676,469 shares of our common stock in the private placement. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Foresite Capital Fund IV, L.P.	235,293	$4,000,000
Casdin Partners Master Fund, L.P.	441,176	$7,500,000

Registration Rights

We are a party to an investor rights agreement with certain holders of our common stock, including some of our 5% stockholders and their affiliates and entities affiliated with some of our directors. This investor rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds (i) the lesser of $120,000 and one percent of our average total assets at year end for the last two completed fiscal years, if we are a “smaller reporting company” under applicable SEC rules, or (ii) $120,000, if we are not a “smaller reporting company” under applicable SEC rules, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

PRINCIPAL STOCKHOLDERS

Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2021 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 32,677,454 shares of our common stock outstanding as of March 31, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
Entities affiliated with Third Rock Ventures(1)	8,305,356	25.4
RTW Investments, LP(2)	2,071,409	6.3
Glaxo Group Limited(3)	1,785,714	5.5
FMR LLC(4)	1,749,736	5.4

Named Executive Officers and Directors
Robert J. Gould(5)	805,888	2.5
Bryan Stuart(6)	257,616	*
Curtis Oltmans	—	—
Mark Levin(7)	5,962,202	18.2
James J. Collins(8)	36,427	*
Katina Dorton(9)	8,254	*
Alan Ezekowitz(10)	36,427	*
James Geraghty(11)	97,141	*
Kate Haviland(12)	25,490	*
All current executive officers and directors as a group (11 persons)(13)	7,308,471	22.3

*	Less than 1%

(1)

Based solely on a Schedule 13G filed by Third Rock Ventures III, L.P. on February 5, 2020 and a Schedule 13G filed by Third Rock Ventures IV, L.P. on February 5, 2020. Consists of (i) 5,962,202 shares of common stock held by Third Rock Ventures III, L.P., or TRV III LP, and (ii) 2,343,154 shares of common stock held by Third Rock Ventures IV, L.P., or TRV IV LP. Third Rock Ventures GP III, L.P., or TRV GP III, is the sole general partner of TRV III LP. TRV GP III, LLC, or TRV III LLC, is the sole general partner of TRV GP III. Each of TRV GP III, TRV III LLC, and Mark Levin, Kevin Starr and Robert Tepper, the managers of TRV III LLC, may be deemed to share voting and dispositive power over the shares of record held by TRV III LP. Each of TRV GP III, TRV III LLC, and Mark Levin, Kevin Starr and Robert Tepper disclaims beneficial ownership of all shares held by TRV III LP except to the extent of their pecuniary interest therein. Third Rock Ventures GP IV, L.P., or TRV GP IV, is the sole general partner of TRV IV LP. TRV GP IV, LLC, or TRV IV LLC, is the sole general partner of TRV GP IV. Abbie Celniker, Ph.D., Robert Tepper, M.D., Craig Muir and Cary Pfeffer, M.D. are the managing members of TRV IV LLC who collectively make voting and investment decisions with respect to shares held by TRV IV LP. The address of TRV III LP and TRV IV LP is 29 Newbury Street, Boston, MA 02116.

(2)

Based solely on a Schedule 13G filed by RTW Investments, LP and RTW Master Fund, Ltd. on February 12, 2021. Consists of 2,071,409 shares of common stock held by RTW Master Fund, Ltd. and one or more private funds, which are referred to herein collectively as the “Funds”, managed by RTW Investments, LP, or the Adviser. The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all shares held by the Funds, and accordingly, the Adviser may be deemed to beneficially own an aggregate of 2,071,409 shares. Roderick Wong is the managing partner of the Adviser. Each of the reporting persons disclaims beneficial ownership of the shares except to the extent of the reporting person’s pecuniary interest therein. The address of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014 and the address of RTW Master Fund, Ltd. is 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands.

(3)

Based solely on a Schedule 13G filed by GlaxoSmithKline plc on February 14, 2020. Consists of 1,785,714 shares of common stock held by Glaxo Group Limited, an indirect wholly-owned subsidiary of GlaxoSmithKline plc, which beneficially owns the shares held by Glaxo Group Limited. The address of Glaxo Group Limited is 980 Great West Road, Brentford, Middlesex TW8 9GS England.

(4)

Based solely on a Schedule 13G filed by FMR LLC on February 8, 2021. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(5)

Consists of 506,630 shares of common stock held by Dr. Gould and 299,258 shares of common stock underlying options held by Dr. Gould that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(6)	Consists of 257,616 shares of common stock underlying options held by Mr. Stuart that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(7)

Consists of the shares described in Note 1 above held by TRV III LP. Mr. Levin, a member of our board of directors, is a manager of TRV III LLC, which is the sole general partner of TRV GP III, which is the sole general partner of TRV III LP and may be deemed to be the indirect beneficial owner of such shares. Mr. Levin disclaims beneficial ownership over such shares, except to the extent of his proportionate pecuniary interest therein.

(8)

Consists of 23,571 shares of common stock held by Dr. Collins and 12,856 shares of common stock underlying options held by Dr. Collins that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(9)	Consists of 8,254 shares of common stock underlying options held by Ms. Dorton that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(10)

Consists of 28,927 shares of common stock held by Dr. Ezekowitz and 7,500 shares of common stock underlying options held by Dr. Ezekowitz that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(11)

Consists of 80,714 shares of common stock held by Mr. Geraghty and 16,427 shares of common stock underlying options held by Mr. Geraghty that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(12)	Consists of 25,490 shares of common stock underlying options held by Ms. Haviland that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(13)	Consists of 6,602,044 shares of common stock and 706,427 shares of common stock underlying options that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2020 and discussed them with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

By the audit committee of the board of directors of Fulcrum Therapeutics, Inc.

Katina Dorton

James Geraghty

Kate Haviland

April 29, 2021

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2020 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: (617) 651-8851. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR OUR 2022 ANNUAL MEETING

A stockholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2021. However, if the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2022 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2022 and no later than March 11, 2022.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Bryan Stuart

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/FULC • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE    Call 1-866-390-9953 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders as of April 12, 2021 TIME: Wednesday, June 9, 2021 09:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/FULC for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Bryan Stuart, Curtis Oltmans and Peter Thomson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Fulcrum Therapeutics, Inc. which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders to be held virtually on June 9, 2021 at 9:00 a.m. Eastern Time and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 THE DIRECTORS BOARD OF PROPOSAL YOUR VOTE RECOMMENDS 1. To elect three Class II directors named below to a 3-year term expiring at the 2024 annual meeting of stockholders. 1.01 James Collins FOR WITHHOLD FOR #P2# #P2# 1.02 James Geraghty FOR #P3# #P3# 1.03 Bryan Stuart FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young as the independent registered public accounting firm FOR for the Company for the fiscal year ending December 31, 2021. #P5# #P5# #P5# Note: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. You must register to attend the annual meeting online and to vote online during the meeting at www.proxydocs.com/FULC Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date